UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: March 1, 2012
(Date of earliest event reported)

Data I/O Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 0-10394
_____________________________________
Washington	91-0864123
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6464 185th Ave. N.E., Suite 101 Redmond, WA 98052
(Address of principal executive offices, including zip code)

(425) 881-6444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items reported in this filing:

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers Item 9.01 Financial Statements and Exhibits

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

A press release on March 1, 2012, announced that Data I/O is implementing a Chief Executive Officer succession plan after Frederick R. Hume, its President and CEO, advised the Board of Directors that he plans to retire on or before the end of the fiscal year on December 31, 2012, or at such time as a suitable successor President and Chief Executive Officer can be identified and appointed by the Company’s Board.  His resignation as a member of the Board of Directors will be effective at such time.

Hume will remain in his present positions pending the appointment of his successor as chief executive officer.  His decision was not the result of any disagreement with Data I/O or its management.  A copy of the release is being furnished herewith as Exhibit 99.0 in this current report.

Frederick R. Hume and Data I/O Corporation entered into a Separation Agreement on March 1, 2012.  To help the Company by remaining in his present positions and to assist in the CEO succession search and transition process, the Separation Agreement terms include: a mutual release of claims; Mr. Hume agreeing to a 2 year non-competition and non-solicitation period; termination of his current Amended and Restated Executive Agreement for Data I/O Corporation (“change-in-control” arrangement) and his rights under the employee severance arrangement;  payments totaling $350,000; and vesting in the 2012 incentive amount, under the Management Incentive Compensation Plan (MICP), determined as of his Retirement Date with pro-rata calculations for time employed in 2012. A copy of the Separation Agreement is being furnished herewith as Exhibit 10.0 in this current report.

Item 9.01 Financial Statements and Exhibits.

(d)                 Exhibits

Exhibit No.	Description

10.0	Separation Agreement
99.0	Press Release: Data I/O Corporation Announces Chief Executive Officer Succession Plan

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Data I/O Corporation

March 1, 2012	By: /s/ Joel S. Hatlen Joel S. Hatlen Vice President Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.0	Separation Agreement
99.0	Press Release: Data I/O Corporation Announces Chief Executive Officer Succession Plan

Exhibit 10.0

Separation Agreement

This Separation Agreement (“Agreement”) is presented on March 1, 2012 and entered into by Fredrick R. Hume (“Employee”) and Data I/O Corporation, a Washington corporation (“Employer”).  Employee and Employer wish to enter into an agreement pertaining to the termination of Employee’s employment in order to effect an orderly transition.

AGREEMENTS

            NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises contained below, it is agreed as follows:

1.         RETIREMENT DATE. The last day of Employee’s employment with Employer and Employee’s retirement date (“Retirement Date”) will be the earlier of (a) December 31, 2012 or (b) the date another CEO begins his/her employment at the Employer; or (c) earlier termination of Employee by Employer for any reason other than “For Cause”.  “For Cause” means (i) intentional violation of this Agreement, (ii) intentional violation of any material Employer policy, (iii) intentional violation of any statute, rule or regulation, any of which in the reasonable judgment of the Employer is materially harmful to the Employer’s business or reputation.  Employee shall execute and submit to Employer as a condition precedent to this Agreement a written resignation in substantially the form of Exhibit A (“Written Resignation”).   Employee claims and shall claim no further right to employment by Employer beyond the Retirement Date.  Nothing in this Agreement is intended or should be construed as an admission of wrongdoing or liability by any party.

2.         PAYMENTS AND BENEFITS. Employee shall be paid his usual and customary benefits and compensation due him for services provided on or before the Retirement Date and subject to the terms of Employer’s benefits plans, plus unused accrued vacation as of the Retirement Date.  Employer shall provide Employee with the following compensation and benefits following termination:

A.        Employee may exercise whatever rights Employee may have to continuation of medical benefits under the Employer’s medical plan under COBRA;

B.         Out of pocket expenses previously incurred by Employee on Employer business shall be reimbursed in accordance with Employer policies regarding the reimbursement of business expenses, provided that Employee provides a request for such expenses together with related receipts or other suitable documentation with thirty (30) days of the Retirement Date;

C.        Employee’s rights under Employer’s Stock Purchase Plan and Stock Option Plan shall be as stated in such Plans; and

D.        Employee’s account under Employer’s 401(k) plan upon termination shall be handled in accordance with the terms and conditions of that plan.

Except as stated herein, any and all other payments and benefits offered by Employer to Employee cease on the Retirement Date.

3.         ADDITIONAL CONSIDERATION.  In addition to the compensation identified in Paragraph 2, provided that Employee’s employment is not terminated For Cause, and in consideration for Employee’s covenants and waiver and releases, Employer will provide Employee with the following payments, benefits, and other consideration:

A.        Management Incentive Compensation for 2012 shall be paid in accordance with the MICP Plan of Employer, with the amount of payout to be determined by taking the annual target MICP and calculating the  pro-rata amount (based on the number of days employed to the total days for each applicable period) times the period percentage factor times the percentage of target earned for each quarter or annual measure as approved by the Board of Directors in its discretion after completion of the 2012 audit on the same basis as the payout to all other participants.  Notwithstanding the foregoing, in all cases, payment to Employee of such Management Incentive Compensation for 2012, if any, will be paid in calendar year 2013.  Payments will be made when other MICP Plan payments for 2012 are made to Employer’s other eligible employees, unless that payment date is after March 15, 2013, in which case Employer will pay Employee his 2012 MICP bonus no later than March 15, 2013.

Q1 =MICP annual $ target x 15% x percentage target earned x pro-rata days employed.

Q2 =MICP annual $ target x 15% x percentage target earned x pro-rata days employed.

Q3 =MICP annual $ target x 15% x percentage target earned x pro-rata days employed.

Q4 =MICP annual $ target x 15% x percentage target earned x pro-rata days employed.

Year=MICP annual $ target x 40% x percentage target earned x pro-rata days employed.

Example if Q1 performance hit exactly 100% of target earned and Employee’s Retirement Date did not occur during the quarter:

Q1= 175,000 x 15% x 100% target earned x 91/91 days.

Example if Q3 performance hit exactly 90% of target earned and Employee’s Retirement Date is after 45 days from the beginning of Q3:

Q3= 175,000 x 15% x 90% target earned x 45/92 days

B.         Employer shall pay Employee $50,000 on the first payroll date following the eighth day after Employee executes and delivers to Employer the Agreement.

C.        Employer shall make separation payments totaling $300,000 (“Separation Payments”), consisting of four quarterly payments of $75,000, to Employee starting on the first Employer payroll date following the eighth day after Employee executes and delivers to Employer the Second Release, as described below, provided the Second Release is executed on or before twenty-one (21) days after the Retirement Date, such execution and delivery shall be no later than January 21, 2013, and is not rescinded or revoked within seven (7) days of execution and delivery of the Second Release.  Such separation payment will not be included as compensation in determining MICP, 401(k) match or other employee benefits.  Notwithstanding the above quarterly payment dates, all required Separation Payments must be made to Employee no later than March 15, 2013.

D.        Employer shall withhold lawful withholding taxes from any amounts payable under this Agreement.

                        Except as provided by this Agreement, Employer is not obligated to make the payments and provide the benefits and other consideration described in Paragraphs 3B and 3C, and if the Retirement Date is prior to 12/31/2012, Paragraph 3A, and Employer does so only as consideration for the covenants and release of claims, and that such payments and consideration constitute adequate consideration for the covenants and release set forth in or required by this Agreement.  Employer’s obligation to provide the consideration set forth in this Paragraph 3 are conditioned upon all of the following:  1) Employee’s execution of this Agreement and delivery of this Agreement to Employer in accordance with its terms and conditions ; 2) Employee not revoking or rescinding this Agreement; 3) Employee complying with his obligations under this Agreement; 4) Employee’s execution of the Written Resignation and delivery to Employer of the Written Resignation prior to the expiration of this offer; and 5) Employee executing and delivering a waiver and release in substantially the form of  Exhibit B (“Second Release”) within twenty-one (21) days after the Retirement Date but no earlier than the Retirement Date, and not rescinding or revoking the Second Release; provided, however, that the consideration described in Paragraph 3B shall not be conditioned on this subsection 5).  If Employer has provided to Employee any of the consideration set forth in this Paragraph 3A (if not vested by virtue of being an employee on 12/31/12) and 3C, and Employee subsequently rescinds or revokes this Agreement or fails to meet other conditions precedent to this Agreement, Employer shall be entitled to the repayment of all such consideration, and Employer may withhold or deduct amounts owed from amounts owed to Employee by Employer.  Other than those benefits and payments specified in this Agreement, Employer shall have no obligation to provide and shall provide no further payments or benefits of any kind to Employee.   Employee specifically acknowledges and agrees that Employer has made no representations to him regarding the tax consequences of any amounts received by Employee or for Employee’s benefit pursuant to this Agreement.  Employee agrees to pay all taxes and/or tax assessments due to be paid by Employee, and to indemnify Employer for any claims, costs and/or penalties caused by Employee’s failure to pay such taxes and/or tax assessments, except for taxes owed pursuant to Section 409A(a)(1)(B) of the Internal Revenue Code of 1986, as amended (“Code”).  Employer will indemnify Employee against any tax imposed against Employee pursuant to Section 409A(a)(1)(B) of the Code.

4.         EMPLOYER PROPERTY.  Employee represents and warrants that, on or before the Retirement Date, Employee will turn over to Employer all files, memoranda, records, keys, credit cards, manuals, and other documents, including electronically recorded documents and data, and physical property which Employee received from Employer or its affiliates or their employees or which Employee generated in the course of   Employee’s employment with Employer.  However, Employee may retain copies of case studies, management process materials, planning process materials and analytical methodologies created by Employee, subject to Paragraph 6A of this Agreement, or if such materials are to be disclosed to others, Employee shall remove any Data I/O-specific references or information that could identify Data I/O.  Employee may also retain all documents received from Employer regarding Employee’s rights or benefits as an employee of Employer, including his employment agreement, Indemnification Agreement, Articles and Bylaws (as reference material regarding his indemnification rights), employment manual, 401(k) materials, COBRA materials and notices, Employer’s Stock Option Plan and Stock Purchase Plan, and other similar documents.

5.         RELEASE OF CLAIMS.  On behalf of himself, his marital community, and his heirs, executors, administrators and assigns, Employee expressly waives against Employer and its present and former affiliates, successors, subsidiaries, related entities and their present and former officers, directors, stockholders, managers, employees, agents, representatives, and attorneys (all of which are collectively referred to as “Released Parties”) any and all claims which occurred or which could be alleged to have occurred on the date of or prior to the execution of this Agreement. Employee releases Released Parties, individually and in their representative capacities, from any claims or disputes, whether presently known or unknown, that occurred or could be alleged to have occurred on the date of or prior to the execution of this Agreement.  It is understood that this waiver and release includes, but is not limited to, any and all claims for wages, employment benefits, and damages of any kind whatsoever arising out of any: contracts, express or implied including the Executive Agreement for Data I/O Corporation between Employer and Employee dated effective December 31, 2011,  (“Change of Control Agreement”); any covenant of good faith and fair dealing; estoppel or misrepresentation; discrimination, including age, sex or disability discrimination; harassment; unjust enrichment; libel; slander; wrongful termination or any legal restriction on Employer’s right to terminate the employment of Employee; any federal, state, local or other governmental statute or ordinance, including, without limitation, Title VII of the Civil Rights Act of 1964 as amended, the Fair Labor Standards Act, the Family and Medical Leave Act, the Americans with Disabilities Act, the Genetic Information Nondiscrimination Act of 2008,  and the Age Discrimination in Employment Act; Washington Law Against Discrimination and the Washington Minimum Wage Act; or any other legal limitation on the employment relationship. Employee acknowledges that Released Parties are in no way liable for any claims described in this paragraph and Employee agrees not to take any position inconsistent with this acknowledgment.  Excluded from this release are claims Employee may have with regard to vested benefits under ERISA, workers’ compensation claims, claims for usual and customary benefits and compensation due for services provided by Employee on or before the Retirement Date (as required by Paragraph 2 of the Agreement), right to file any claim for unemployment benefits, claims arising under this Agreement, claims for indemnification in accordance with Employee’s Indemnification Agreement with Employer dated January 26, 2011, Employer’s officers and directors insurance policies or Employer’s Articles of Incorporation and By-Laws, rights as a shareholder of Employer, rights in any vested stock options, and any other claim which may not be released in accordance with law.  This release specifically excludes claims, charges, complaints, causes of action or demands that post-date the execution date of this Agreement and that are based on factual allegations that do not arise from or relate to Employee’s present employment with or separation from the Employer.  Employee represents that Employee has not filed any complaints, charges or lawsuits against any of the Released Parties with any governmental agency or court.

6.         RESTRICTIVE COVENANTS.

A.          Employee shall not use or disclose, either directly or indirectly, any non-public strategic, financial, technical, marketing, sales, operating, or other proprietary information of Employer or its affiliates, except for the benefit of or on behalf of Employer. Employee agrees to keep the terms of this Agreement (including but not limited to the fact and amount of consideration under this Agreement) completely confidential, and will not disclose any information concerning this Agreement or its terms to anyone other than Employee’s spouse, legal counsel and/or financial advisors, who will be informed of and bound by this confidentiality clause.  Employee’s obligations under this Paragraph 6A are unlimited in time and geographical scope.  This provision does not restrict Employee from making disclosures as may be required by law or legal process.

            B.         Employee agrees that he will not, during the period from the effective date of this Agreement until two (2) years following the Retirement Date (“the Restricted Period”), directly or indirectly be employed by, own, manage, operate, join, control or participate in the ownership, management, operation or control of or be connected with, in any manner, any person or entity engaged in any business or activities that are, or are preparing to be, in competition with Employer with respect to any product or service sold or actively engaged in by Employer in the IC Programmer Products Market, as defined below, in any geographical area where Employer, during the Restricted Period, is engaged in activities, including sales, pertaining to the IC Programmer Products Market or is preparing to engage in such activities.  “IC Programmer Products Market” means the design, development, manufacture, sale or distribution of any device or system used to program or handles programmable integrated circuits, and shall also include electronic design automation tools for electronic systems and FPGA’s.  Employee shall be deemed to be connected with such business if such business is carried on by a partnership, corporation or association of which he or she is an employee, officer, director, shareholder, partner, member, consultant or agent; provided, however, that nothing herein shall prevent the purchase or ownership by Employee of shares which constitute less than five percent (5%) of the outstanding equity securities of a publicly-held corporation.

            C.        During the Restricted Period, Employee shall not, in addition, directly or indirectly, solicit, influence, or entice any employee or consultant of Employer to cease his or her relationship with Employer or solicit, entice or in any way divert any customer or supplier of Employer to do business with Employee or any corporation, partnership, or other entity in competition with Employer regarding any product or service sold or actively engaged in by Employer in the IC Programmer Products Market.

            D.        Employee acknowledges that the covenants in this Paragraph 6 are reasonable and that compliance with such covenants will not prevent Employee from pursuing his livelihood.  Employee agrees that Employer would be irreparably harmed by a breach of this Paragraph 6. In the event of breach of this provision, Employer shall be entitled to any and all remedies permitted by law and equity, including, without limitation, injunctive relief, disgorgement of funds obtained as a result of the breach of this provision and reasonable attorneys’ fees.

7.         COMMUNICATIONS.  Employee shall not make any statements or take any actions to disparage or undermine the reputation of Employer, any officer of Employer or any member of the Employer’s board of directors (“Employer’s Officers and Directors”).  After the Retirement Date, Employee shall refer all persons requesting references to the CEO of Employer, who shall provide information consistent with the content of any press releases announcing Employee’s retirement.  Employer will not make any statement or take any action to disparage or undermine the reputation of Employee, and will direct Employer’s Officers and Directors not to make any statement or take any action to disparage or undermine the reputation of Employee.

8.         REVIEW AND REVOCATION PERIOD.  This offer shall remain open for twenty-one (21) days from the date upon which it is presented to Employee, after which it shall expire.  Further, Employee affirms Employee’s understanding that Employee has a period of seven (7) days from the date upon which Employee executes and delivers this Agreement to Employer to revoke Employee’s acceptance of this Agreement.  If Employee decides to rescind this Agreement, Employee is required to deliver to the undersigned representative of Employer within seven (7) days from execution and delivery of this Agreement a notice revoking Employee’s acceptance of this Agreement.  Employee agrees that modifications to this Agreement, whether material or immaterial, do not restart the running of the twenty-one (21) day period referenced above.

9.         SEVERABILITY.  If any provision of this Agreement or compliance by any of the parties with any provision of this Agreement constitutes a violation of any law, or is or becomes unenforceable or void, then such provision, to the extent only that it is in violation of law, unenforceable or void, shall be deemed modified to the extent necessary so that it is no longer in violation of law, unenforceable or void, and such provision will be enforced to the fullest extent permitted by law.  If such modification is not possible, said provision, to the extent that it is in violation of law, unenforceable or void, will be deemed severable from the remaining provisions of this Agreement, which provisions will remain binding on both Employee and the Employer.

10.       KNOWING AND VOLUNTARY AGREEMENT.  Employee is hereby advised to consult an attorney of Employee’s choice and has either done so or has knowingly waived the right to do so.  Employee has carefully read this Agreement; knows the contents thereof; has had an opportunity to discuss it and its effects with Employee’s attorney; understands that he is knowingly and voluntarily giving up all claims, damages or disputes as set forth in Paragraph 5 of this Agreement, including claims, damages and disputes under the Age Discrimination in Employment Act; has been afforded ample and adequate opportunity to review and analyze this entire Agreement; understands its contents and its final and binding effect; and has signed it as Employee’s free and voluntary act.  Employee represents and warrants that Employee is the sole and exclusive owner of all respective claims, demands and causes of action, and that no other party has any right, title or interest whatsoever in any of the matters referred to herein, and there has been no assignment, transfer, conveyance or other disposition by Employee of any matters referred to herein.  Nothing in this Agreement shall be construed to prohibit Employee from filing a charge or complaint, including a challenge to the validity of the waiver provision of this Agreement, with the Equal Employment Opportunity Commission or participating in any investigation conducted by the Equal Employment Opportunity Commission.  However, Employee has waived any right to monetary relief.

11.       ENTIRE AGREEMENT.  This Agreement sets forth the entire understanding between Employee and Employer and supersedes any prior Agreements or understandings, express or implied, pertaining to the terms of Employee’s employment with Employer and the termination of the employment relationship This Agreement expressly supersedes and terminates the Change of Control Agreement. However, this Agreement does not supersede Employee’s rights under the Indemnification Agreement between Employer and Employee, dated January 26, 2011, or Employee’s rights to indemnification and defense under Employer’s Articles of Incorporation or Bylaws.  Employee acknowledges that in executing this Agreement, Employee does not rely upon any representation or statement by any representative of Employer or any of the Released Parties concerning the subject matter of this Agreement, except as expressly set forth in the text of the Agreement.  This Agreement may be amended only by a writing signed by Employee and the Vice President or CFO of the Employer, provided any such amendment must be approved by the Board of Directors of Employer.

12.       OTHER.  This Agreement will be governed by the laws of the State of Washington, excluding its choice of law provisions.  The parties hereby consent to the exclusive jurisdiction and venue of the state or federal courts in King County, Washington for all matters and actions arising under this Agreement.  The prevailing party shall be entitled to reasonable costs and attorney’s fees incurred in connection with such litigation.

EMPLOYEE ACKNOWLEDGES AND AGREES THAT HE HAS CAREFULLY READ AND VOLUNTARILY SIGNED THIS AGREEMENT, THAT HE HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY OF HIS CHOICE, AND THAT HE SIGNS THIS AGREEMENT WITH THE INTENT OF RELEASING DATA I/O CORPORATION AND ITS PRESENT AND FORMER AFFILIATES, SUCCESSORS, SUBSIDIARIES, RELATED ENTITIES AND THEIR PRESENT AND FORMER OFFICERS, DIRECTORS, STOCKHOLDERS, MANAGERS, EMPLOYEES, AGENTS, REPRESENTATIVES AND ATTORNEYS FROM ANY AND ALL CLAIMS.

ACCEPTED AND AGREED TO:

Employer                                                                      Employee

DATA I/O CORPORATION

By__/s/Joel S. Hatlen_________                                 /s/Frederick R. Hume _________

Its__VP / CFO______________                                Frederick R. Hume

Date_3-1-2012______________                                Date___3-1-12______________

Exhibit  A to Separation Agreement

I hereby confirm my resignation effective on the Retirement Date, as defined in my Separation Agreement with Data I/O Corporation (“the Employer”), from all positions I hold as an officer of the Employer, including my positions as President and CEO of the Employer and all positions with affiliated companies.

I hereby resign effective on the Retirement Date, as defined in my Separation Agreement with the Employer, from my position as a member of the Board of Directors of the Employer and any affiliated companies.

                                                                                    _/s/Frederick R. Hume___

                                                                                    Frederick R. Hume

                                                                                    Dated:  ____3-1-,  2012

            Exhibit B to Separation Agreement

Waiver and Release

In consideration of the covenants and mutual consideration set forth in the Separation Agreement between Frederick R. Hume (“Employee”) and Data IO Corporation (“Employer”) dated ______________, 2012, and as inducement for Employer to perform under the Separation Agreement, the undersigned Employee agrees as follows:

1.         On behalf of himself, his marital community, and his heirs, executors, administrators and assigns, Employee expressly waives against Employer and its present and former affiliates, successors, subsidiaries, related entities and their present and former officers, directors, stockholders, managers, employees, agents, representatives, and attorneys (all of which are collectively referred to as “Released Parties”) any and all claims which occurred or which could be alleged to have occurred on the date of or prior to the execution of this Waiver and Release.  Employee releases Released Parties, individually and in their representative capacities, from any claims or disputes, whether presently known or unknown, that occurred or could be alleged to have occurred on the date of or prior to the execution of this Waiver and Release.  It is understood that this Waiver and Release includes, but is not limited to, any and all claims for wages, employment benefits, and damages of any kind whatsoever arising out of any: contracts, express or implied including the Executive Agreement for Data IO Corporation between Employer and Employee dated effective December 31, 2011 (“Change of Control Agreement”); any covenant of good faith and fair dealing; estoppel or misrepresentation; discrimination, including age, sex or disability discrimination; harassment; unjust enrichment; libel; slander; wrongful termination or any legal restriction on Employer’s right to terminate the employment of Employee; any federal, state, local or other governmental statute or ordinance, including, without limitation, Title VII of the Civil Rights Act of 1964 as amended, the Fair Labor Standards Act, the Family and Medical Leave Act, the Americans with Disabilities Act, the Genetic Information Nondiscrimination Act of 2008,  and the Age Discrimination in Employment Act; Washington Law Against Discrimination and the Washington Minimum Wage Act or any other legal limitation on the employment relationship.  Employee acknowledges that Released Parties are in no way liable for any claims described in this paragraph and Employee agrees not to take any position inconsistent with this acknowledgment.  Excluded from this Waiver and Release are claims Employee may have with regard to vested benefits under ERISA, workers’ compensation claims, claims for usual and customary benefits and compensation due for services provided by Employee on or before the Retirement Date (as required by Paragraph 2 of the Separation Agreement), right to file any claim for unemployment benefits, claims arising under this Waiver and Release, claims for indemnification in accordance with Employee’s Indemnification Agreement with Employer dated January 26, 2011, Employer’s officers and directors insurance policies or Employer’s Articles of Incorporation and By-Laws, rights as a shareholder of Employer, rights in any vested stock options, and any other claim which may not be released in accordance with law.  This release specifically excludes claims, charges, complaints, causes of action or demands that post-date the execution date of this Waiver and Release and that are based on factual allegations that do not arise from or relate to Employee’s present employment with or separation from the Employer.  Employee represents that Employee has not filed any complaints, charges or lawsuits against any of the Released Parties with any governmental agency or court.

            2.  REVIEW AND REVOCATION PERIOD.  Employer hereby advises Employee to obtain counsel to assist in assessing this Waiver and Release.  Employee has at least twenty-one (21) days from the date upon which it is presented to Employee  to execute this Waiver and Release, after which it shall expire.  Further, Employee affirms Employee’s understanding that Employee has a period of seven (7) days from the date upon which Employee executes and delivers this Waiver and Release to Employer to revoke Employee’s acceptance of this Waiver and Release.  If Employee decides to rescind this Waiver and Release, Employee is required to deliver to the undersigned representative of Employer within seven (7) days from execution and delivery of this Waiver and Release a notice revoking Employee’s acceptance of this Waiver and Release.  Employee agrees that modifications to this Waiver and Release, whether material or immaterial, do not restart the running of the twenty-one (21) day period referenced above.

3.         SEVERABILITY.  If any provision of this Agreement or compliance by any of the parties with any provision of this Agreement constitutes a violation of any law, or is or becomes unenforceable or void, then such provision, to the extent only that it is in violation of law, unenforceable or void, shall be deemed modified to the extent necessary so that it is no longer in violation of law, unenforceable or void, and such provision will be enforced to the fullest extent permitted by law.  If such modification is not possible, said provision, to the extent that it is in violation of law, unenforceable or void, will be deemed severable from the remaining provisions of this Agreement, which provisions will remain binding on both Employee and the Employer.

4.         KNOWING AND VOLUNTARY AGREEMENT.  Employee is hereby advised to consult an attorney of Employee’s choice and has either done so or has knowingly waived the right to do so.  Employee has carefully read this Waiver and Release; knows the contents thereof; has had an opportunity to discuss it and its effects with Employee’s attorney; understands that he is knowingly and voluntarily giving up all claims, damages or disputes as set forth in Paragraph 1 of this Waiver and Release, including claims, damages and disputes under the Age Discrimination in Employment Act; has been afforded ample and adequate opportunity to review and analyze this entire Waiver and Release; understands its contents and its final and binding effect; and has signed it as  Employee’s free and voluntary act.  Employee agrees that adequate consideration exists to support this Waiver and Release. Employee represents and warrants that Employee is the sole and exclusive owner of all respective claims, demands and causes of action, and that no other party has any right, title or interest whatsoever in any of the matters referred to herein, and there has been no assignment, transfer, conveyance or other disposition by Employee of any matters referred to herein.  Nothing in this Agreement shall be construed to prohibit Employee from filing a charge or complaint, including a challenge to the validity of the waiver provision of this Agreement, with the Equal Employment Opportunity Commission or participating in any investigation conducted by the Equal Employment Opportunity Commission.  However, Employee has waived any right to monetary relief.

EMPLOYEE ACKNOWLEDGES AND AGREES THAT HE HAS CAREFULLY READ AND VOLUNTARILY SIGNED THIS WAIVER AND RELEASE, THAT HE HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY OF HIS CHOICE, AND THAT HE SIGNS THIS AGREEMENT WITH THE INTENT OF RELEASING DATA I/O CORPORATION AND ITS PRESENT AND FORMER AFFILIATES, SUCCESSORS, SUBSIDIARIES, RELATED ENTITIES AND THEIR PRESENT AND FORMER OFFICERS, DIRECTORS, STOCKHOLDERS, MANAGERS, EMPLOYEES, AGENTS, REPRESENTATIVES AND ATTORNEYS FROM ANY AND ALL CLAIMS.

Dated this ___________________ day of _______________________, 201_.

                                                                        ______________________________

                                                                        Frederick R. Hume

Exhibit 99.0

Joel Hatlen	Hayden IR
Vice President and Chief Financial Officer	Brett Maas, Managing Partner
Data I/O Corporation	(646) 536-7331
6464 185th Ave. NE, Suite 101	Email: brett@haydenir.com - or -
Redmond, WA 98052	Dave Fore, Client Manager & Senior Research Analyst
(425) 881-6444	(206) 450-2151
investorrelations@dataio.com	Email: dave@haydenir.com

Data I/O Corporation Announces Chief Executive Officer Succession Plan

Frederick Hume will continue as President and CEO during the search for a Successor

Redmond, WA, March 1, 2012: Data I/O Corporation (NASDAQ:DAIO), (the “Company”), the leading provider of manual and automated device programming systems, today announced that it is implementing a CEO succession plan after Frederick R. Hume, the company’s President and CEO, advised the Company’s Board of Directors (the “Board”) that he plans to retire on or before the end of the fiscal year on December 31, 2012, or at such time as a suitable successor President and Chief Executive Officer can be identified by the Company’s Board.  His resignation as a member of the Board of Directors will be effective at such time. The Board, with the assistance of Korn Ferry, an executive search firm, will begin the process of contacting and evaluating external and internal candidates.  Mr. Hume, 69, will remain in his present positions pending the appointment of his successor as President and Chief Executive Officer.

About Data I/O Corporation
Celebrating 40 years of expertise in delivering intellectual property to programmable devices, Data I/O offers complete, integrated manufacturing solutions in wireless, automotive, programming center, semiconductor, and industrial control market segments for OEM, ODM, EMS and semiconductor companies. Data I/O is the leader in programming and provides hardware and software solutions for turn-key programming and device testing services, as well as in-system (on-board), in-line (right before use at the SMT line), or in-socket (off-line) programming. These solutions are scalable for small, medium and large volume applications with different device mixes.  Data I/O Corporation has headquarters in Redmond, Wash., with sales and services worldwide. For further information, visit the company’s website at http://www.dataio.com.